American Century Capital Portfolios, Inc. Statement of Additional Information (SAI) Supplement

Supplement dated February 26, 2013 ¡ SAI dated August 1, 2012

On October 31, 2012, Global Real Estate and Real Estate changed their fiscal year end from March 31 to October 31. Effective March 1, 2013, these two funds will be included in a separate statement of additional information, which will provide updated information as of the funds’ most recent fiscal year ended October 31, 2012.

The following is added to the Accounts Managed table in the Portfolio Managers section on page 37 of the SAI.

Accounts Managed (As of March 31, 2012)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Chad Baumler(8)	Number of Accounts	3	2	1
	Assets	$3.6 billion(9)	$509.9 million	$141.2 million

8	Information is provided as of February 21, 2013.

9	Includes $2.4 billion in Value.

The following replaces the Value section of the Ownership of Securities table on page 41 of the SAI.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Value
Phillip N. Davidson	D
Michael Liss	E
Kevin Toney	E
Chad Baumler(3)	E

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

3	Information is provided as of February 21, 2013.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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